UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 1, 2003

                              COMMUNITY BANKS, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Pennsylvania                                   23-2251762
    -----------------------------------------------------------------------
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                       Identification No.)


                                   No. 0-15786
                             ----------------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania 17111
          -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (717) 920-1698
           ---------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.    Other Events.

         The following document is filed as an exhibit to this Form 8-K:

I.       Press release of Community Banks, Inc. dated May 1, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Community Banks, Inc.
                                       -----------------------------------
                                          (Registrant)

Dated: May 1, 2003                     /s/  Eddie L. Dunklebarger
                                       -----------------------------------
                                       Eddie L. Dunklebarger, Chairman,
                                       President, and CEO



                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release of Community Banks, Inc. dated  May 1, 2003.

99.2     Press Release of Community Banks, Inc. dated May 5, 2003.